UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2023

Golden Arrow Merger Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10 E. 53rd Street, 13th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-2214

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GAMCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GAMC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GAMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On November 16, 2023, Golden Arrow Merger Corp. (the “Company”) filed a definitive proxy statement (as amended, the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders (the “Special Meeting”) to consider and vote on a proposal to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional nine months, from December 19, 2023 to September 19, 2024 or such earlier date as determined by the Company’s board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal (as modified herein), the “Charter Amendment Proposal”). The date of the Special Meeting, originally scheduled for December 14, 2023, has been changed to December 12, 2023 (the “Rescheduled Special Meeting Date”). There is no change to the time and location or the record date of the Special Meeting. Any proxies received from stockholders to date will be deemed to be voted for purposes of the meeting as rescheduled for December 12, 2023. Votes submitted electronically over the Internet must be received by 11:59 p.m. Eastern Time, on December 11, 2023. The right of the public stockholders of the Company to redeem their public shares for their pro rata portion of the funds available in the Company’s trust account established for the benefit of the Company’s public stockholders (the “trust account”), or to withdraw any previously delivered demand for redemption, has been changed to 5:00 p.m., local time, on December 8, 2023 (two business days before the rescheduled Special Meeting) (the “Rescheduled Redemption Deadline”).

Additionally, the Company has determined to modify the terms of the Charter Amendment Proposal (the “Charter Amendment Proposal Modification”), to provide that in connection with the Extension, Golden Arrow Sponsor, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account an amount determined by multiplying $0.02 by the number of public shares outstanding following any redemptions of public shares effected in connection with the Special Meeting, up to a maximum of $20,000, for each one-month extension until the Extended Date, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”).

Supplement to the Definitive Proxy Statement

 The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide information about the Rescheduled Special Meeting Date, the Rescheduled Redemption Deadline and the Charter Amendment Proposal Modification.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

OF

GOLDEN ARROW MERGER CORP.

Dated December 5, 2023

The following disclosures in this Current Report on Form 8-K amend and supplement, and should be read in conjunction with, the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Rescheduled Special Meeting Date

The Company has changed the date of the Special Meeting from December 14, 2023 to December 12, 2023. As a result of this change, the Special Meeting will now be held at 11:00 a.m. local time on December 12, 2023 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102. As a result of the Rescheduled Special Meeting Date, votes submitted electronically over the Internet must be received by 11:59 p.m. Eastern Time, on December 11, 2023.

Rescheduled Redemption Deadline

As a result of the Rescheduled Special Meeting Date, the previously disclosed deadline of December 12, 2023 (two business days before the Special Meeting) for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been changed to December 8, 2023 (two business days before the Rescheduled Special Meeting Date).

Charter Amendment Proposal Modification

1. Certain disclosure on page 1 of the Notice of Special Meeting and page 1 of the definitive proxy statement is hereby amended and restated to read as follows:

●	Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend (the “Charter Amendment”) our amended and restated certificate of incorporation (the “charter”) to extend the date by which we have to consummate a business combination ~~(the “Extension”)~~ for an additional nine months, from December 19, 2023 (the “Termination Date”) to up to September 19, 2024 by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until September 19, 2024 or a total of up to nine months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date”, provided that Golden Arrow Sponsor, LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “trust account”) an amount determined by multiplying $0.02 by the number of public shares then outstanding, up to a maximum of $20,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment,” ~~or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date,”~~ and such proposal, the “Charter Amendment Proposal”).

2. Certain disclosure on page 1 of “Questions and Answers About the Special Meeting” of the definitive proxy statement is hereby amended and restated to read as follows:

●	a proposal to amend our charter to extend the date by which we have to consummate a business combination from December 19, 2023 to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the trust account the Extension Payment for each such one-month extension;

3. Certain disclosure on page 2 of the definitive proxy statement under the “Questions and Answers About the Special Meeting” section is hereby amended and restated to read as follows:

●	If the Charter Amendment Proposal is approved and the Extension is implemented, each one-month extension of the Termination Date is subject to the Sponsor or its affiliates or permitted designees contributing to the Company a loan, referred to herein as the Extension Payment, in the amount determined by multiplying $0.02 by the number of public shares then outstanding, up to a maximum of $20,000 for each such one-month extension, in each case to be deposited into the trust account prior to the then-current deadline to complete an initial business combination. Furthermore, the withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election.

4. Certain disclosures on pages 19 and 20 of the definitive proxy statement under the “Charter Amendment Proposal” section are hereby amended and restated to read as follows:

●	We are proposing to amend our charter to extend the date by which we have to consummate a business combination from December 19, 2023 to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond the Termination Date.

. . .

Our charter provides that we have until December 19, 2023 to consummate a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond December 19, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, our charter provides for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude the Proposed Business Combination or any business combination within the permitted time period, we have determined to seek stockholder approval to further extend the date by which we have to complete a business combination beyond December 19, 2023 to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond the Termination Date.

5. Certain disclosure on page A-1 of Annex A of the definitive proxy statement is hereby amended and restated to read as follows:

●	(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by December 19, 2023; provided that the Company may extend such date by up to an additional nine months, to up to September 19, 2024, provided that Golden Arrow Sponsor, LLC (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.02 by the number of public shares then outstanding, up to a maximum of $20,000 for each such one-month extension, unless the closing of the Corporation’s Business Combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as determined by the Board (~~such later date~~ as applicable, the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

6. Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

Proposal 1 — The Charter Amendment Proposal

●	To amend (the “Charter Amendment”) the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination ~~(the “Extension”)~~ for an additional nine months, from December 19, 2023 (the “Termination Date”) to up to September 19, 2024 by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until September 19, 2024 or a total of up to nine months after the Termination Date, or such earlier date as determined by the Company’s board of directors, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date”, provided that Golden Arrow Sponsor, LLC (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders an amount determined by multiplying $0.02 by the number of public shares then outstanding, up to a maximum of $20,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination ~~or such earlier date as determined by the Company’s board of directors (such later date, the “Extended Date”~~).

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Rescheduled Special Meeting Date, the Rescheduled Redemption Deadline and the Charter Amendment Proposal Modification. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Factors that may cause such differences include, without limitation, the Company’s ability to accurately calculate the amount of taxes owed that can be withdrawn from interest earned in the trust account, the amount of funds that may be available in the Company’s trust account following the Extension, if the Charter Amendment Proposal is approved, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the Definitive Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the Charter Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Charter Amendment Proposal. Stockholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, GAMC.info@investor.morrowsodali.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ARROW MERGER CORP.

By:	/s/ Timothy Babich
	Name:	Timothy Babich
	Title:	Chief Executive Officer

Date: December 5, 2023